EXHBIT 99.1

Pritchard Capital Partners Energize 2008

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include a decrease in domestic spending by the oil and natural gas exploration and production industry, a decline in or substantial volatility of crude oil and natural gas commodity prices, the loss of one or more significant customers, the loss of or interruption in operations of one or more key suppliers, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2006 and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements.

David E. Wallace Chief Executive Officer Management Representatives

Superior Overview Leading Provider of Comprehensive, High-Tech Well Completion Services Market Data: Market Capitalization $528MM (1/3/08) Exchange/Ticker NASDAQ: SWSI Daily Volume 168,519 Shares Shares Outstanding 23.48MM Insider Ownership 48% Debt < 1% of Book Capitalization

Smaller Reserves... 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 1.3 1.4 1.1 1.1 1.2 0.9 0.7 0.8 0.7 0.6 0.4 0.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Decreasing First Year IP per New Well Source: Raymond-James - 2007

....and Faster Depletion 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 0.442 0.419 0.425 0.418 0.442 0.494 0.414 0.422 0.456 0.521 0.537 0.554 Increasing First Year Well Decline Rates Source: Raymond-James - 2007

= More Wells Needed to Maintain Production 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Wells Drilled 11126 9611 8305 10174 9739 8454 9539 11186 11127 11121 16242 21403 16728 19522 21529 27397 Lower 48 Gas Production 17.43 17.29 17.43 17.7 18.3 18.16 18.41 18.48 18.6 18.41 18.76 19.18 18.66 18.65 18.32 17.77 Declining Well Productivity = Drilling More Wells Source: EIA

Resource Plays Filling the Gap 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Offshore 4.69 4.46 4.35 4.42 4.67 4.56 4.75 4.63 4.52 4.19 4.11 4.18 3.83 3.81 3.35 2.69 Associated-Dissolved 2.69 2.72 2.74 2.55 2.57 2.57 2.54 2.58 2.73 2.92 2.83 2.77 2.57 2.43 2.28 2.15 Conventional 7.35 7.24 7.22 7.16 7.1 6.85 6.56 6.25 5.97 5.92 5.98 5.92 5.68 5.61 5.19 4.94 Unconventional 2.7 2.88 3.12 3.57 3.96 4.18 4.56 5.02 5.38 5.37 5.83 6.3 6.59 6.79 7.5 7.99 Unconventional Gas Wells Require Stimulation, Multi-Stage Fracs and Technical Fluids Expertise Source: EIA U.S. Lower 48 Natural Gas Production Unconventional Gas Production

Source: Spears & Associates Drilling and Production Outlook. March 2006. Excludes Dry Hole Costs = Increasing Capital Spending Increased Drilling and Completion Complexity Driving Greater Investment

Today's Well Completion Market Super High-Tech High-Tech Low-Tech Exploratory 12,000 to 15,000 PSI > 325°+ F 40% to 45% SWSI Expertise 40% Slick Water Fracs, Price Sensitive 10% to 15% Resource Plays Nitrogen, Cross-Linked Fluids Challenging Down-Hole Environments Reliability and Quality Valued R&D Market Segment Market Size (Est) 3 Major Providers 5 Major Providers X Providers Low-Tech <8,000 PSI <10,000 Feet Less than 250°+ F Technical Fluids <8,000 to 12,000 PSI 250°to 325°+ F

Competitive Strengths Technical Fluids Expertise for High-Tech Completions High-Value, High-Margin Offerings Comprehensive Range of Services One-Stop Shop Experienced People Operations Leaders have 262 Years Combined Experience with Halliburton, Schlumberger and BJ Operational Excellence Reliable and Predictable Performance Rapid Response/Large Geographic Footprint 26 Service Centers in the Most Active Drilling Regions Management Team with Proven Track Record and Established Client Relationships

Growth Strategy Horizontal Growth (New Services in Existing Centers) Down-Hole/Cementing/Stimulation/Nitrogen Foundation of Operational Excellence and Proprietary Processes Vertical Growth (New Service Centers) Since 1997, 2 to 26 Centers

Growing Revenue 2000 2001 2002 2003 2004 2005 2006 9 Mos. 2007 15.1 25.5 34.2 51.5 76 131.7 244.6 255.8 59% CAGR (1) (1). 6-year cumulative annual growth rate.

Growing EBITDA 2000 2001 2002 2003 2004 2005 2006 9 Mos 2007 2.8 7.6 7.8 11.8 15.2 32.6 67.6 68.1 70% CAGR (1) (1). 6-year cumulative annual growth rate.

Operations Overview

26 Service Centers in 38 States Since 1997, Grown from 2 to 26 Service Centers Located In Most Active Resource Plays and Drilling Basins Fleet of 1,054 Specialized Multi-Purpose Trucks (90% for Technical Pumping)

Revenue by Service Line - 2006 Stimulation Cementing Nitrogen Down-Hole Surveying East 0.564 0.209 0.087 0.14 Comprehensive, High-Tech Well Completion Service Line: Technical Pumping: Stimulation, Nitrogen and Cementing Down-Hole Surveying: Well Logging and Perforating

Cementing - Technical Pumping Cementing Critical for Protecting Fresh Water Zones and Isolating Productive Zones 54 Cementing Crews (3 to 4 Employees Each) 196 Cement Trucks Created Cement Testing Lab 2006 Up to 14,400 Feet and 300° F Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Cementing 21% %Revenue (2006) Target Zone Cementing

Logging - Down-Hole Surveying Logging

Logging - Down-Hole Surveying Open-Hole Logging for Identifying Target Zone Characteristics 44 Logging and Perforating Crews (2 to 4 Employees Each) 18 Logging Trucks Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging %Revenue (2006) Cementing 21%

Perforating - Down-Hole Surveying Perforating

Perforating - Down-Hole Surveying Cased-Hole Perforating Services Use Explosives to Penetrate the Producing Zones 67 Perforating Trucks and Cranes Up to 17,000 Feet and 6,000 psi Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Cementing 21% %Revenue (2006) Logging and Perforating 14%

Stimulation - Technical Pumping Stimulation

Stimulation Stimulation - Technical Pumping Fracturing and Acidizing for Increasing Flow of Oil and Gas from Producing Zones Specialized Equipment 27 Crews (6 to 20 Employees) 701 Vehicles (High-Tech Pump Trucks, Blenders and Frac Vans) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen %Revenue (2006) Stimulation 56% Nitrogen 9% Logging and Perforating 14% Cementing 21%

Nitrogen - Technical Pumping Nitrogen

Nitrogen - Technical Pumping Foam-Based Nitrogen Stimulation for CBM, Shales, Tight Gas Sands, and Low-Pressure Resevoirs 32 Nitrogen Pump Trucks 40 Nitrogen Transport Vehicles 10 Crews (3-4 Employees Each) Exploration and initial drilling Production Completion timeline of standard well Surface Cementing Target Zone Cementing Logging Perforating Nitrogen Cementing 21% Logging and Perforating 14% Nitrogen 9% %Revenue (2006)

Financial Overview

Strong Balance Sheet 12/31/2006 9/30/2007 Cash and Equiv. $ 56,752 $ 1,093 Current Assets 55,691 72,873 PPE, net 141,424 218,456 Other 5,167 8,345 Total Assets 259,034 300,767 Current Liabilities 28,400 31,848 Long-Term Debt 1,597 1,245 Deferred Taxes 15,133 21,545 Stockholder's Equity 213,904 246,129 Total Liab & S.E. $259,034 $300,767 Simple Structure Conservative Policies Nearly Zero Debt Positioned for Growth

Increasing Operating Margins 2004 2005 2006 0.1349 0.1797 0.2168 Source: Bloomberg Experience and Increasing Scale Improves Margins

Net Income Growth 2001 2002 2003 2004 2005 2006 9 Mos. 2007 3.5 3.1 4.7 5.5 18 31.9 30.8 85% CAGR (1) Profitable Growth (1). 6-year cumulative annual growth rate.

Capital Expenditure Growth 2001 2002 2003 2004 2005 2006 9 Mos. 2007 3.8 9.8 9.2 19.4 40.8 75.1 95.2 Newer, More Reliable Fleet for Delivering Quality Completion Services (1). 6-year cumulative annual growth rate.

How We Measure Up - Growth SWSI AVG 1.11 0.89 SWSI AVG 1.09 0.76 EBITDA(1) Growth 2005 vs. 2004 EBITDA(1) Growth 2006 vs. 2005 (1) EBITDA is a "Non-GAAP" financial measure. For a definition of how we define EBITDA please see our "Selected Financial Information" slide Other companies may define EBITDA differently and we make no representation as to the comparability of our EBITDA to the EBITDA of other companies. (2) Peer group average includes PDC, KEGS, PTEN, BJS, CFW.TO, CLB, WHQ, OIS, RES, TTI, TCW.TO, SPN BAS, SPX, HAL and SLB.

PEG Ratio Growth relative to Peer Group PEG Ratio: 0.57 30% Peers used for comparison include: BAS, BJS, CLB,CPX, HAL, KEGS, PDC, RES, SLB, TCW.TO and TTI. Source: Bloomberg SWSI Undervalued by 30% vs. Average PEG ratio of 0.57 SWSI Peers

Company Highlights Advantage in Comprehensive, High-Tech Well Completions High-Margin Technical Fluids/Pumping Expertise 10 Years of Consistent Performance and Growth Revenue - 59% CAGR 6-Years EBITDA - 70% CAGR 6-Years Visible Future Growth New Service Centers New Offerings in Existing Centers Experienced Management Owns 15% of Shares Outstanding Operations Managers Minimum 24 Years Oilfield Experience (Halliburton) Inexpensive, Given Earnings Growth Potential